406 Lippincott Drive Marlton, New Jersey 08053 P: 856-346-2828 F: 856-396-0022

Visit us on the web at: www.bjlcpas.com

July 31, 2008

Securities and Exchange Commission
100 F Street N.E.
Washington, D.C.20549

We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on July 23, 2008, to be filed by our former client, City Loan, Inc. (formerly known as Enigma Software Group Inc.). We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,